UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2005

METROPOLITAN HEALTH NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

0-28456 (Commission file number)	65-0635748 (I.R.S. Employer Identification No.)

250 Australian Avenue South, Suite 400
West Palm Beach, Fl. 33401
(Address of principal executive offices, including zip code)

(561) 805-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Effective January 13, 2005, Dr. Salomon E. Melgen resigned from the Board of Directors of Metropolitan Health Networks, Inc. (the “Company”). Dr. Melgen did not indicate upon resignation, or otherwise, that he disagreed with the Company on any matter relating to the Company’s operations, policies or practices.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2005.

METROPOLITAN HEALTH NETWORKS, INC.
By:	/s/ Roberto L. Palenzuela
	Name:	Roberto L. Palenzuela
	Title:	General Counsel and Secretary

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